UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2012

EMISPHERE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-17758	13-3306985
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

240 Cedar Knolls Road, Suite 200, Cedar Knolls, New Jersey		07927
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 973-532-8000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.	3
Item 9.01 Financial Statements and Exhibits.	3
SIGNATURES	4
EXHIBIT INDEX	5
EX-99.1

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

On March 1, 2012, Emisphere Technologies, Inc. (the “Company”) issued a press release announcing the election of Timothy McInerney and Jacob M. Plotsker to the Company’s Board of Directors (the “Board”), effective immediately. Mr. McInerney and Mr. Plotsker will join the Board as Class II Directors, with terms expiring at the annual meeting of stockholders of the Company to be held in 2013.

Mr. McInerney has over twenty five years of investment and pharmaceutical industry experience. Since 2007, Mr. McInerney has been a partner of Riverbank Capital Securities, Inc., an investment banking firm that specializes in providing financing for biotechnology and specialty pharmaceutical companies.

Mr. McInerney holds a Bachelor of Science in Pharmacy from St. John’s University in New York, and currently serves on the board of directors of a number of biotechnology companies including ZIOPHARM, Inc., Insite Vision, Inc., and Edgemont Pharmaceuticals, LLC.

Since 2009, Mr. Plotsker has been employed at Teva Pharmaceuticals (“Teva”), most recently serving as Senior Director, Commercial Operations of Teva’s Women’s Health Division, where he is responsible for the division’s commercial strategy in numerous areas, including new business channel development, pricing/managed markets/payer and contracting strategy, and manufacturing/trade relations strategy. Previously, as the Head of Marketing for Teva’s Women’s Health Division, Mr. Plotsker led the division’s proprietary product marketing and prepared new products for market introduction.

Prior to joining Teva in 2009, Mr. Plotsker held senior commercial, marketing, and finance positions with Pfizer, Organon International, and Schering-Plough, and has led commercialization of in-market brands and new product launches. Mr. Plotsker has also been involved in strategic assessment and evaluation of licensing and business development opportunities.

Mr. Plotsker holds a Bachelor of Arts from Queens College of the City University of New York and earned his Master of Business Administration in Marketing and Finance from New York University – Stern School of Business. Presently, he serves as President of the Board of Directors of Sharsheret, a national non-profit organization providing support and resources to young women living with breast cancer.

The text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed herewith:

Exhibit No.	Description

99.1	Press Release of Emisphere Technologies, Inc. dated March 1, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emisphere Technologies, Inc.

March 1, 2012	By:	/s/ Michael R. Garone
	Name:	Michael R. Garone
	Title:	Interim Chief Executive Officer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release of Emisphere Technologies, Inc., dated March 1, 2012

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